Exhibit 10.54

PROMISSORY NOTE

$291,485.40 Issuance Date: January 13, 2026
Fort Worth, Texas

FOR VALUE RECEIVED, the undersigned, Lotte ry.com Inc. (the "Maker") promises to pay to the order of **ROBERT J. STUBBLEFIELD** (the "Holder") in lawful money of the United States of America, and in immediately available funds, the principal sum of TWO HUNDRED NINETY ONE THOUSAND FOUR HUNDRED EIGHTY FIVE AND 40/100 DOLLARS ($291,485.40) (the "Principal").

Interest on this Note shall commence on the Issuance Date and shall accrue computed on the basis of a 360-day year at an interest rate shall be ten percent (10%) per annum ("Interest").

This is Note and all or any amounts by the Holder referenced hereunder shall become due and payable upon on the Maturity date; provided, however, that all amounts due hereunder shall automatically become immediately due and payable if Maker of this Note commences or has commenced against it any bankruptcy or insolvency proceeding. Maker hereby waives protest, presentment and notice of any kind in connection with this Note. Principal and Interest shall be payable on January 15, 2027 ("Maturity Date"), unless converted into Maker's common stock in accordance with this Note.

THE MAKER, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREE AND STIPULATE THAT ALL CHARGES IMPOSED BY THE HOLDER ON THE MAKER IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL INTEREST, DEFAULT CHARGES, LATE CHARGES, FEES, COLLECTION AGENCY FEES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY PURSUANT TO OFFICIAL CODE OF TEXAS. ALL CHARGES SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

The Holder shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each principal payment hereunder; provided, that the failure of the Holder to make such a notation or any error in such notation shall not affect the obligations of the Maker to make the payments of principal in accordance with the terms of this Promissory Note.

Maker shall not have the right to prepay the indebtedness evidenced by this Note, either in whole or in part.

Conversion. The Holder shall have the right, from time to time, to convert any part of the outstanding Interest or Principal amount of this Note into fully paid and non-assessable shares of

Common Stock of the Maker (the "Conversion Stock") at the Fixed Conversion Price determined as provided herein. Promptly after delivery to Maker of a Notice of Conversion of Convertible Note in the form attached hereto as Exhibit 1, properly completed and duly executed by the Holder (a "Conversion Notice"), the Maker shall issue and deliver to the Holder that number of shares of Common Stock for the that portion of this Note to be converted as shall be determined in accordance herewith. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share.

Fixed Conversion Price. Upon any conversion of this Note, the Fixed Conversion Price shall be the closing price of the Common Stock the day immediately prior to the Issuance Date Note. Accordingly the Fixed Conversion Price shall be $0.5175.

Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the Maker to pay any Principal, Interest or other amount due hereunder when due, or the Maker shall in any way fail to comply with the other terms, covenants or conditions contained in this Note; (ii) any oral or written representation or warranty made at any time by the Maker or any Guarantor (as defined below; the Maker and each Guarantor, each an "Obligor") to the Holder shall prove to have been incorrect or misleading in any material respect when made; (iii) a default, event of default, or event which with the giving of notice or the passage of time or both would constitute a default or event of default, shall have occurred under any other document, instrument, contract or agreement now or hereafter entered into by any Obligor and the Holder or executed by any Obligor in favor of the Holder, or any Obligor shall in any way fail to comply with the terms, covenants or conditions contained in any such document, instrument, contract or agreement; (iv) a default, event of default, or event which with the giving of notice or the passage of time or both would constitute a default or event of default, shall have occurred under any document, instrument, contract or agreement (a) evidencing or securing indebtedness of any Obligor for borrowed money or (b) material to the financial condition of any Obligor; (v) a final judgment or order for the payment of money, or any final order granting equitable relief, shall be entered against any Obligor and such judgment or order has or will have a materially adverse effect on the financial condition of such Obligor; (vi) a warrant, writ of attachment, levy or other similar process shall be issued against any property of any Obligor; (vii) any Obligor shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) be unable to, or admit in writing its inability to, pay its debts as they become due; (f) make a general assignment for the benefit of creditors; or (g) make a conveyance fraudulent as to creditors under any state or federal law; (viii) a case or other proceeding shall be commenced against any Obligor in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency,

reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for such Obligor or all or any substantial part of the assets, domestic or foreign, of such Obligor; or (ix) the Holder shall reasonably determine that the prospect of repayment under this Note is impaired.

Upon the occurrence of an Event of Default (other than an Event of Default described in clause (vii) or (viii) of the definition thereof), any and all of the obligations hereunder, at the option of the Holder, and without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (vii) or (viii) of the definition thereof, any and all of the obligations hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

The Maker shall pay all expenses of the Holder in the collection of this Note, including collection agency fees and attorneys' fees in any amount required to precure collection of the amounts or shares due under this agreement, including if this Note is collected by or through an attorney-at-law.

All payments of Principal, Interest and other amounts to be made by the Maker under this Note shall be made without deduction, set-off or counterclaim.

Time is of the essence of this Note.

In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the Maker hereby authorizes the Holder, at any time or from time to time, without notice to the Maker or to any other person or entity, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all indebtedness at any time held or owing by the Holder or any affiliate of the Holder, to or for the credit or the account of the Maker, against and on account of all obligations of the Maker owing hereunder or otherwise to the Holder, irrespective of whether or not the Holder shall have declared any or all of such obligations of the Maker to be due and payable, and although such obligations shall be contingent or unmatured.

THE MAKER, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE MAKER AND THE HOLDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY, THE HOLDER AND THE MAKER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE MAKER ARISING OUT OF THIS NOTE OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE MAKER AND THE HOLDER OF ANY KIND OR NATURE.

THE MAKER, AND THE HOLDER BY ACCEPTING THIS NOTE, HEREBY AGREE THAT A STATE OR FEDERAL COURT LOCATED IN TARRANT COUNTY, TEXAS OF THE USA HAVING SUBJECT MATTER JURISDICTION SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE MAKER AND THE HOLDER PERTAINING DIRECTLY OR INDIRECTLY TO THIS NOTE OR ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE MAKER AND THE HOLDER OF ANY KIND OR NATURE. THE MAKER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED ADDRESSED TO THE MAKER AT THE ADDRESS OF THE MAKER SET FORTH BELOW ITS SIGNATURE HERETO. SHOULD THE MAKER FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE HOLDER OR THE ENFORCEMENT BY THE HOLDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION. FURTHER, THE MAKER HEREBY WAIVES THE RIGHT TO ASSERT THE DEFENSE OF FORUM NON-CONVENIENS AND THE RIGHT TO CHALLENGE THE VENUE OF ANY COURT PROCEEDING.

FURTHER, THE MAKER WAIVES (I) ANY NOTICE OR HEARING PRIOR TO THE TAKING POSSESSION OR CONTROL BY THE HOLDER OF ANY COLLATERAL GIVEN BY THE MAKER, (II) THE POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE HOLDER TO EXERCISE ANY OF ITS RIGHTS OR REMEDIES, INCLUDING THE ISSUANCE OF AN IMMEDIATE WRIT OF POSSESSION AND (III) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION OF LAWS.

No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the Maker.

The Maker hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

The Holder has the right at its sole discretion to sell, assign or transfer any part of this Note to any entity or person without prior consent from Maker. This Note shall be binding upon the successors and assigns of the Maker.

Any notice to be given hereunder shall be in writing, shall be sent to the Holder's address as specified in the first paragraph hereof or the Maker's addresses set forth below its signature hereto, as the case may be, and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered.

IN WITNESS WHEREOF, the Maker has executed and delivered this Promissory Note under seal as of the date and year first written above.

LOTTERY.COM INC.

Signed by:

By: ______________
390E1C980258403...
Marc Bircham
Chairman of the Board of Directors

Address for Notices:
Via Email: marc.bircham@sports.com

SCHEDULE OF PAYMENTS RECEIVED

Date	Payments of Principal or Interest	Unpaid Principal or Interest Balance of Promissory Note	Name of Person Making Notation

EXHIBIT 1

CONVERSION NOTICE

(To be executed by the Holder in order to Convert the Note)

TO: Lottery.com Inc.

The undersigned hereby irrevocably elects to convert US $______________ of the Principal or Interest Amount of the above Note into Shares of Common Stock of Lottery.com, Inc., according to the conditions stated therein, as of the Conversion Date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and deliver herewith such certificates and opinions as reasonably requested by the Maker in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer fees, if any.

Conversion Date:

Fixed Conversion Price: $.5175

Signature: ____

Name: Robert J. Stubblefield

Address:

Tax I.D. or Soc. Sec. No: ____________________________________

Interest Amount to be converted:

US $

Principal Amount to be converted:

US $

Amount of Note unconverted:
US $

Number of shares of Common Stock to be issued: